TAX	12 Months Ended
Dec. 31, 2017
Disclosure Of Income Tax [Abstract]
TAX
NOTE 12 – TAX

USDm	2017	2016	2015
Tax for the year
Current tax for the year	1.0	1.2	1.3
Adjustments related to previous years	-0.1	-0.3	-0.2
Adjustment of deferred tax asset	-0.1	-0.1	-0.1
Total	0.8	0.8	1.0

The majority of the Group's taxable income is located in Denmark, and therefore the majority of the tax base is subject to Danish tax legislation. As such, the Group has elected to participate in the Danish tonnage tax scheme; the participation is binding until 31 December 2025.

The Group expects to participate in the tonnage tax scheme after the binding period and, at a minimum, to maintain an investing and activity level equivalent to the time of entering the tonnage tax scheme.

Under the Danish tonnage tax scheme, income and expenses from shipping activities are not subject to direct taxation, and accordingly an effective rate reconciliation has not been provided, as it would not provide any meaningful information. Instead, the taxable income is calculated from:

- The net tonnage of the vessels used to generate the income from shipping activities; and
- A rate applicable to the specific net tonnage of the vessel based on a sliding scale

Due to the provisions of the tonnage tax scheme, the effective tax rate of the Group is 24.4% (2016: -0.6%, 2015: 0.8%).

USDm	2017	2016	2015
Deferred tax liability
Balance at 1 January	45.0	45.1	-
Addition from business combination	-	-	45.2
Deferred tax for the year	-0.1	-0.1	-0.1
Balance as of 31 December	44.9	45.0	45.1

Essentially all deferred tax relates to vessels included in the transition account under the Danish tonnage tax scheme.

The Group operates in a wide variety of jurisdictions, in some of which the tax law is subject to varying interpretations and potentially inconsistent enforcement. As a result, there can be practical uncertainties in applying tax legislation to the Group's activities. Whilst the Group considers that it operates in accordance with applicable tax law, there are potential tax exposures in respect of its operations, the impact of which cannot be reliably estimated but could be material.